Exhibit 10.1

Execution Version

FIRST AMENDMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of April 23, 2013 among WMG Acquisition Corp. (the “Borrower”), the lenders party hereto and Credit Suisse AG, as Administrative Agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below (as amended by this First Amendment).

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders from time to time party thereto and the Administrative Agent are parties to a Credit Agreement, dated as of November 1, 2012 (the “Credit Agreement”);

WHEREAS, pursuant to Section 10.08 of the Credit Agreement, the Borrower and the Lenders party hereto, constituting all Lenders (determined immediately prior to giving effect to the First Amendment) are willing to amend the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE - Credit Agreement Amendments. Subject to the satisfaction of the conditions set forth in Section Two hereof:

(1) The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“Applicable Margin” means, (i) for any day prior to the Reference Repricing Date, (a) with respect to any Eurodollar Loan, 3.50% per annum, and (b) with respect to any ABR Loan, 2.50% per annum, and (ii) from the Reference Repricing Date, (a) with respect to any Eurodollar Loan, a percent per annum equal to 3.50% minus the Decrease Amount, and (b) with respect to any ABR Loan, a percent per annum equal to 2.50% minus the Decrease Amount, provided that for the avoidance of doubt, if the Reference Repricing Date shall not occur prior to the Tranche B Initial Outside Date (as defined in the First Incremental Term Loan Amendment) clause (i) shall apply at all times.

(2) Section 1.01 of the Credit Agreement is hereby amended to insert the following definitions of “Decrease Amount”, “First Incremental Amendment Closing Date”, “First Incremental Term Loan Amendment”, “Incremental Term Loans”, “Initial Term Loans”, “Reference Repricing Date”, “Reference Term Loans”, “Repricing Closing Date”, and “Repricing Term Loans” in alphabetical order:

“Decrease Amount” means (i) 4.00% minus the Applicable Margin (as defined in the Senior Term Loan Agreement) with respect to the Reference Term Loans that are Eurodollar Loans (as defined in the Senior Term Loan Agreement) plus (ii) 1.25% minus the interest rate floor with respect to Reference Term Loans that are Eurodollar Loans (as defined in the Senior Term Loan Agreement); provided that the Decrease Amount shall not be less than zero.

“First Incremental Amendment Closing Date” has the meaning specified in the Senior Term Loan Agreement, as amended by the First Incremental Term Loan Amendment.

“First Incremental Term Loan Amendment” means the first incremental commitment amendment to the Senior Term Loan Agreement, to be entered into among the Borrower, Holdings, the other Loan Parties (as defined therein) party thereto, Credit Suisse AG, as administrative agent, and the several banks and financial institutions party thereto in connection with the acquisition by the Borrower or one or more of its Subsidiaries of the EMI recorded music business.

“Incremental Term Loans” means the “Tranche B Term Loans” as defined in the Senior Term Loan Agreement, as amended by the First Incremental Term Loan Amendment.

“Initial Term Loans” has the meaning specified in the Senior Term Loan Agreement, as in effect on the date hereof.

“Reference Repricing Date” means the earlier of (i) the First Incremental Amendment Closing Date and (ii) the Repricing Closing Date.

“Reference Term Loans” means (i) if the Reference Repricing Date is the First Incremental Amendment Closing Date, the Incremental Term Loans and (ii) if the Reference Repricing Date is the Repricing Closing Date, the Repricing Term Loans.

“Repricing Closing Date” means the date of effectiveness of a Repricing Transaction (as defined in the Senior Term Loan Agreement as in effect on the date hereof), after giving effect to which all outstanding Initial Term Loans have either been repaid or repriced at a reduced effective interest cost or weighted average yield.

“Repricing Term Loans” means term loans the proceeds of which are used to refinance Initial Term Loans pursuant to a Repricing Transaction (as defined in the Senior Term Loan Agreement as in effect on the date hereof), including as a result of amendments to reduce the effective interest cost or weighted average yield of the Initial Term Loans.

(3) The definition of “Unrestricted Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“Unrestricted Subsidiary” means (i) each Subsidiary of the Borrower listed on Schedule 1.01, (ii) each Securitization Subsidiary, (iii) any Subsidiary of an Unrestricted Subsidiary and (iv) any Subsidiary of the Borrower designated by the board of directors of the Borrower as an Unrestricted Subsidiary pursuant to Section 6.17 subsequent to the date hereof.

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(4) Section 5.02(a) of the Credit Agreement is hereby amended by inserting the text “except” immediately prior to the text “in the case of clauses (ii)(A) (other than as to the Borrower), (ii)(B) and (ii)(C)”.

(5) Section 7.02(c) of the Credit Agreement is hereby amended by (i) deleting the text “and” immediately before clause (iii) and inserting the comma “,” in lieu thereof, (ii) deleting the text “and” immediately before clause (iv) and inserting the comma “,” in lieu thereof and (iii) inserting the following text immediately prior to the semicolon “;” appearing at the end of such Section 7.02(c):

“ and (v) by any Loan Party in any Restricted Subsidiary that is not a Loan Party, (A) constituting an exchange of Equity Interests of such Restricted Subsidiary for Indebtedness of such Restricted Subsidiary, (B) constituting Guarantees of Indebtedness or other monetary obligations of Restricted Subsidiaries that are not Loan Parties owing to any Loan Party, (C) so long as such transactions are part of a series of simultaneous transactions that result in the proceeds of the initial Investment being invested in, or paid to, one or more Loan Parties (or, if the initial proceeds were held at a Restricted Subsidiary that is not a Loan Party, a Restricted Subsidiary that is not a Loan Party), (D) consisting of the contribution of Equity Interests or Indebtedness of any other Restricted Subsidiary that is not a Loan Party so long as, to the extent required under the Security Agreement, the Equity Interests of the transferee Restricted Subsidiary are pledged to secure the Obligations, or (E) to the extent the proceeds of such Investment are used directly or indirectly to make a Designated Acquisition, to repay Indebtedness of any entity so acquired that existed prior to the closing of such a Designated Acquisition or to pay related transaction and restructuring costs and expenses;”

(6) Section 7.06(l) of the Credit Agreement is hereby amended and restated as follows:

“(l) the declaration and payment of dividends to, or the making of loans to, Holdings funded directly or indirectly with proceeds of unsecured Indebtedness incurred by the Borrower or any of its Subsidiaries, the proceeds of which are applied solely to redeem, repurchase, defease or otherwise acquire or retire for value the Holdco Senior Unsecured Notes, including, for the avoidance of doubt, amounts in respect of the principal amount of, and premium, if any, and accrued interest on, the Holdco Senior Unsecured Notes being so redeemed, repurchased, defeased or otherwise acquired or retired for value plus any fees, premiums, underwriting discounts, costs and expenses related to such redemption, repurchase, defeasance or other acquisition or retirement for value; provided that each of the maturity and Weighted Average Life to Maturity of such unsecured Indebtedness shall be longer than the maturity and Weighted Average Life to Maturity of the Holdco Senior Unsecured Notes;”

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(7) Section 7.08 of the Credit Agreement is hereby amended by inserting at the end of clause (c) the following language:

“and payments made or performance under any agreement to which Warner Music Group Corp. and/or Holdings is a party as of the Closing Date (including, without limitation, each of the agreements entered into in connection with the Transactions or the 2011 Transactions, but excluding the indenture governing the Holdco Senior Unsecured Notes), any amendment thereto by which the Borrower becomes a party thereto or otherwise bound thereby, and any other amendment thereto (so long as any such other amendment (other than an amendment to effect the Borrower becoming a party to or otherwise bound by such agreement) taken as a whole is not materially less advantageous to the Lenders in the good faith judgment of the Board of Directors of the Borrower than such agreement as in effect on the Closing Date),”

(8) Section 7.11 of the Credit Agreement is hereby amended by deleting the text “, in accordance with clause (y) of the definition of “Consolidated EBITDA”” in the last paragraph thereof.

SECTION TWO - Conditions to Effectiveness of the First Amendment. This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(1) The Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower and each Lender (determined immediately prior to giving effect to the First Amendment).

(2) The Administrative Agent shall have received (i) true and complete copies of the resolutions duly adopted by the Board of Directors or a duly authorized committee thereof of the Borrower authorizing the execution, delivery and performance of this First Amendment, and the performance of the Credit Agreement as amended by this First Amendment, certified as of the First Amendment Effective Date by a Responsible Officer, secretary or assistant secretary of the Borrower as being in full force and effect without modification or amendment and (ii) a good standing certificate for the Borrower from its jurisdiction of formation.

The Administrative Agent shall give prompt notice in writing to the Borrower of the occurrence of the Repricing Closing Date if it occurs prior to the First Incremental Amendment Closing Date. Each Lender hereby authorizes the Administrative Agent to provide such notice and agrees that such notice shall be irrevocably conclusive and binding upon such Lender.

SECTION THREE - Representations and Warranties; No Default. In order to induce the Lenders to consent to this First Amendment, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that on and as of the date hereof after giving effect to this First Amendment:

(1) No Default or Event of Default has occurred and is continuing.

(2) The representations and warranties of the Loan Parties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except that (i) to the extent

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that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date and (ii) the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) and (b) of the Credit Agreement.

(3) The execution, delivery and performance of this First Amendment (i) are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate action and (ii) do not and will not (A) contravene the terms of the Borrower’s Organization Documents; (B) conflict with or result in any breach or contravention of, or require any payment to be made under, (x) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any of its Restricted Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (C) violate any Law; except in the case of clauses (ii)(B) and (ii)(C) to the extent that such conflict, breach, contravention or payment would not reasonably be expected to have a Material Adverse Effect.

(4) The First Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.

SECTION FOUR - Reference to and Effect on the Credit Agreement and the Notes. On and after the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this First Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this First Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.

SECTION FIVE - Execution in Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of this First Amendment by facsimile transmission or electronic photocopy (i.e., “pdf”) shall be effective as delivery of a manually executed counterpart of this First Amendment.

SECTION SIX - Governing Law. THIS FIRST AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS FIRST AMENDMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS

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SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year first above written.

WMG ACQUISITION CORP.

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Executive Vice President, General
Counsel and Secretary

WMG - SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, Issuing Bank and Lender

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Authorized Signatory

By:	/s/ Michael Spaight
Name:	Michael Spaight
Title:	Authorized Signatory

WMG - SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

BARCLAYS BANK PLC, as Lender

By:	/s/ Christina Park
	Name:	Christina Park
	Title:	Managing Director

WMG - SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

UBS LOAN FINANCE LLC, as Lender

By:	/s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Director

By:	/s/ David Urban
	Name:	David Urban
	Title:	Associate Director

WMG - SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

MIHI LLC, as Lender

By:	/s/ Kevin Smith
	Name:	Kevin Smith
	Title:	Authorized Signatory

By:	/s/ Andrew Underwood
	Name:	Andrew Underwood
	Title:	Authorized Signatory

WMG - SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

NOMURA INTERNATIONAL PLC, as Lender

By:	/s/ Sean P. Kelly
	Name:	Sean P. Kelly
	Title:	Managing Director

WMG - SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT